EXHIBIT 10.20

                                 THIRD ADDENDUM

         This Third Addendum to the Asset Purchase Agreement further amending the Second Addendum dated April 27, 1997, the Addendum dated November 10, 1996 and the Asset Purchase Agreement dated May 10, 1996 (collectively the "Asset Purchase Agreement") is entered into by and between The Natural Baby Company, Inc. ("Natural Baby") and Kids Stuff, Inc. ("Kids Stuff") effective as of this 18th day of June, 1997.

         WHEREAS, Kids Stuff has requested additional time beyond June 30, 1997 in which to complete the Final Closing;

         WHEREAS, the parties are willing to further extend the Final Closing Date in accordance with the terms set forth herein.

         NOW THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

         1. The Final Closing Date is hereby extended to a date no later than Jully 9, 1997.

         2. In the event that the Final Closing occurs after June 30, 1997, but before July 9, 1997, Seller shall be entitled to per diem interest on the $250,000 promissory note and the Long Term Debt which is to be paid by Buyer, such per diem interest to be paid at Final Closing.

         3. Buyer shall not be permitted to remove or relocate any of the purchased assets from the premises of Seller until the Final Closing and the disbursement of funds to Seller in accordance with the terms of the Escrow Agreement, as amended.

         4. To the extent not otherwise specifically amended herein, the remaining terms and conditions of the Asset Purchase Agreement shall remain in full force and effect and shall be binding on the parties as if incorporated herein.

         5. Buyer will pay any extra expenses resulting from delay.

                              The Natural Baby Company, Inc.

                              By: /s/ JANE MARTIN
                                  -----------------------------
                                  Jane Martin, President


                              Kids Stuff, Inc.

                              By: /s/ WILLIAM L. MILLER
                                  ------------------------------------------
                                  William L. Miller, Chief Executive Officer